UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2017

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On August 29, 2017, United Rentals, Inc. (the “Company”), United Rentals (North America), Inc. (“URNA”) and United Rentals Receivables LLC II (the “SPV”) entered into the Assignment and Acceptance Agreement and Amendment No. 6 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 4 to Third Amended and Restated Purchase and Contribution Agreement (the “Amendment”), by and among URNA, as Originator, the SPV, as Seller, the Company, as Collection Agent, Liberty Street Funding LLC (“Liberty”), Gotham Funding Corporation (“Gotham”) and Fairway Finance Company, LLC (“Fairway”), as Purchasers, The Bank of Nova Scotia (“Scotia”), as Purchaser Agent for Liberty, as Administrative Agent and as a Bank, PNC Bank, National Association, as Purchaser Agent for itself and as a Bank, SunTrust Bank, as Purchaser Agent for itself and as a Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as Purchaser Agent for Gotham and as a Bank, Bank of Montreal (“BMO”), as Purchaser Agent for Fairway and as a Bank, and The Toronto-Dominion Bank (“TD”), as Purchaser Agent for itself and as a Bank, with respect to (i) the Third Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2012 (as amended by the Assignment and Acceptance Agreement and Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement, dated as of February 1, 2013, Amendment No. 2 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 1 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 17, 2013, Amendment No. 3 to Third Amended and Restated Receivables Purchase Agreement, dated as of September 18, 2014, Assignment and Acceptance Agreement, Amendment No. 4 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 2 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 1, 2015, Assignment and Acceptance Agreement and Amendment No. 5 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 3 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 30, 2016, and the Amendment, the “Receivables Purchase Agreement”) and (ii) the Third Amended and Restated Purchase and Contribution Agreement, dated as of September 24, 2012 (as amended by Amendment No. 2 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 1 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 17, 2013, Assignment and Acceptance Agreement and Amendment No. 4 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 2 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 1, 2015, Assignment and Acceptance Agreement and Amendment No. 5 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 3 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 30, 2016, and the Amendment, the “Contribution Agreement”).  All capitalized terms not defined herein shall have the meanings assigned to them in the Amendment or the Receivables Purchase Agreement, as applicable.

Pursuant to the Amendment, the expiration date of the facility was extended until August 28, 2018 and may be further extended on a 364-day basis by mutual agreement of the Company and the purchasers under the facility. Pursuant to the terms of the Amendment, each of Scotia Capital and/or Liberty, as applicable, and BMO and/or Fairway, as applicable, sold and assigned to TD a portion of the Receivable Interests in the Pool Receivables owned by Scotia Capital and/or Liberty, as applicable, and BMO and/or Fairway, as applicable. The Amendment also provides for the addition of TD as a Bank and as a Purchaser Agent and the appointment of TD as Purchaser Agent for itself under the Receivables Purchase Agreement. In addition, the Purchase Limit for the facility and the aggregate commitments of the Banks under the facility were increased from $625,000,000 to $675,000,000.  Further, the Amendment provides that the concentration percentage with respect to each obligor will be calculated based on the ratings of such obligor at any given time. Advances under the amended facility will continue to be reflected as debt on our condensed consolidated balance sheets and receivables in the collateral pool will be reflected as assets on our consolidated balance sheets.

Pursuant to the terms of the amended facility, advances will continue to be permitted only to the extent that the face amount of the eligible receivables in the collateral pool exceeds the outstanding loans by a specified amount. The amended facility will also continue to be structured so that the receivables in the collateral pool are the lenders’ only source of repayment. Upon early termination of the amended facility, no new amounts will be advanced under the facility and collections on the receivables securing the facility will be used to repay the outstanding advances. The amended facility is subject to standard termination events including, without limitation, a change of control of the Company or URNA, a failure to make payments, a failure to comply with standard default, delinquency, dilution and days sales outstanding covenants, or breach of the financial ratio covenant under our credit facility.

The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, as well as the Receivables Purchase Agreement and the Contribution Agreement, as amended.  In connection with the Amendment, the Company confirmed its performance undertaking originally given in May 2005 in connection with the initial establishment of the securitization facility, as amended and restated in September 2012 in connection with an amendment and restatement of the securitization facility.

Item 1.02  Termination of a Material Definitive Agreement.

Information set forth in Item 8.01 below, as to the satisfaction and discharge of the Indenture governing the Notes, is incorporated by reference into this Item 1.02.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the first paragraph of Item 1.01 of this Report is incorporated by reference under this Item.

Item 8.01  Other Events.

Redemption of 6.125% Senior Notes due 2023 and Satisfaction and Discharge of the Indenture

Effective as of August 27, 2017 (the “Redemption Date”), URNA redeemed all of the outstanding $925 million principal amount of its 6.125% Senior Notes due 2023 (the “Notes”) at a redemption price equal to 104.393% of the principal amount thereof plus accrued and unpaid interest thereon to the Redemption Date, in accordance with the terms of the Indenture dated as of October 30, 2012 (the “Indenture”), among URNA, the Company, the subsidiary guarantors named therein (the “Guarantors”), and Wells Fargo Bank, National Association, as Trustee (the “Trustee”). URNA previously notified the holders of the Notes on July 28, 2017 that it had elected to redeem the Notes on the Redemption Date.

URNA has irrevocably deposited with the Trustee sufficient funds to fund the redemption of the Notes. As a result, URNA and the Guarantors under the Notes have been released from their respective obligations under the Notes and the Indenture pursuant to the satisfaction and discharge provisions thereunder, effective as of the Redemption Date.

Item 9.01.  Financial Statements and Exhibits.

10.1             Assignment and Acceptance Agreement and Amendment No. 6 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 4 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 29, 2017, by and among United Rentals (North America), Inc., United Rentals Receivables LLC II, United Rentals, Inc., Liberty Street Funding LLC, Gotham Funding Corporation, Fairway Finance Company, LLC, The Bank of Nova Scotia, PNC Bank, National Association, SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, Bank of Montreal and The Toronto-Dominion Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2017

UNITED RENTALS, INC.

By:	/s/ Craig A. Pintoff
	Name:	Craig A. Pintoff
	Title:	Executive Vice President — Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig A. Pintoff
	Name:	Craig A. Pintoff
	Title:	Executive Vice President — Chief Administrative and Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Assignment and Acceptance Agreement and Amendment No. 6 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 4 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 29, 2017, by and among United Rentals (North America), Inc., United Rentals Receivables LLC II, United Rentals, Inc., Liberty Street Funding LLC, Gotham Funding Corporation, Fairway Finance Company, LLC, The Bank of Nova Scotia, PNC Bank, National Association, SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, Bank of Montreal and The Toronto-Dominion Bank.